                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2003


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                  001-13417             13-3950486
(STATE OR OTHER JURISDICTION OF   (COMMISSION          (IRS EMPLOYER
      INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)


                  379 THORNALL STREET, EDISON, NEW JERSEY 08837
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 548-0101

ITEM 5. OTHER EVENTS

Hanover Capital Mortgage Holdings, Inc. announced yesterday that on July 24, 2003 it filed a registration statement with the Securities and Exchange Commission for a proposed public offering of 3,000,000 shares of common stock by the company.

A copy of the press release announcing the registration statement is included as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits
        --------

         EXHIBIT      DESCRIPTION
         -------      -----------

         99.1         Press Release of Hanover Capital Mortgage Holdings, Inc.
                      dated July 24, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Hanover Capital Mortgage Holdings, Inc.



Date:  July 25, 2003                /s/ J. Holly Loux
                                    --------------------------------------------
                                    By: J. Holly Loux
                                    Title: Chief Financial Officer and Treasurer



                                  EXHIBIT INDEX

         EXHIBIT      DESCRIPTION
         -------      -----------

         99.1         Press Release of Hanover Capital Mortgage Holdings, Inc.
                      dated July 24, 2003.


                                      -3-